Trade and other receivables	12 Months Ended
Dec. 31, 2022
Text Block [Abstract]
Trade and other receivables
17. Trade and other receivables

	2022 $m	2021 $m
Trade receivables	493	399
Other receivables	49	102
Prepayments	104	73
	646	574
In 2021, other receivables included $53m relating to the UK portfolio rent. The Group had deferred certain rent payments due since 1 April 2020 with consideration given to the UK Government and other commercial tenant protection measures which were in place up to 31 March 2022. A rent reconciliation was finalised in 2022 as part of the restructuring of the UK portfolio leases which resulted in the settlement of outstanding receivables and payables.
Expected credit losses
The ageing of trade receivables shown below reflects the initial terms under the invoice rather than the revised terms where payment flexibility has been provided to owners. The net balances presented in the table below could result in additional credit losses if they are ultimately found to be uncollectable. Expected credit losses relating to other receivables following their initial recognition are immaterial.

			2022			2021
	Gross $m	Credit loss allowance $m	Net $m	Gross $m	Credit loss allowance $m	Net $m
Not past due	307	(1)	306	249	(2)	247
Past due 1 to 30 days	76	(7)	69	66	(5)	61
Past due 31 to 90 days	57	(6)	51	52	(7)	45
Past due 91 to 180 days	46	(9)	37	36	(9)	27
Past due 181 to 360 days	34	(11)	23	38	(21)	17
Past due more than 361 days	90	(83)	7	91	(89)	2
	610	(117)	493	532	(133)	399

Movement in the allowance for expected lifetime credit losses	2022 $m	2021 $m
At 1 January	(133)	(78)
Fully provided receivables reinstated a	–	(60)
Reclassification to other receivables b	9	–
Impairment loss c	(5)	(4)
System Fund impairment (loss)/reversal	(7)	6
Amounts written off	17	8
Exchange and other adjustments	2	(5)
At 31 December	(117)	(133)

a
In 2021, fully provided receivables were reinstated reflecting the Group’s increased focus on older receivables. There was no impact to total amounts receivable, total credit loss provisions or the impairment loss recorded in the Group income statement.

b
In 2022, net receivables of $1m relating to finance charges on overdue receivables have been reclassified to other receivables. Provisions of $9m, which includes expected credit losses at initial recognition, associated with these receivables have been removed from the reconciliation. Expected credit losses following initial recognition are immaterial.

c	In 2021, the impairment loss on financial assets disclosed on the face of the Group income statement also included a gain of $4m related to trade deposits and loans.
As a result of recent collection experience of older balances for some owner groups in Greater China the regional provision matrix has been extended, with $4m (2021: $nil) of the net balance past due more than 361 days relating to Greater China.
If the regional provision matrix was applied to all owner groups (rather than by reference to other sources of data), the provision would reduce by $15m, or $12m if the regional provision matrix had not been extended (2021: $16m).
Credit risk
The Group trades only with recognised, creditworthy third parties. It is the Group’s policy that all customers who wish to trade on credit terms are subject to credit verification procedures. The maximum exposure to credit risk for trade and other receivables, excluding prepayments, at the end of the reporting period by geographic region is as follows:

	2022 $m	2021 $m
Americas	318	275
EMEAA	152	172
Greater China	72	54
	542	501